UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 22, 2004



                            Laureate Education, Inc.
               (Exact Name of Registrant as Specified in Charter)





            Maryland                      0-22844             52-1492296
(State or Other Jurisdiction of   (Commission File Number)   (IRS Employer
         Incorporation)                                     Identification No.)





1001 Fleet Street, Baltimore, Maryland                           21202
(Address of Principal Executive Offices)                       (ZIP Code)





       Registrant's telephone number, including area code: (410) 843-6100


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

              (c)  Exhibits

Exhibit       Description
-------       -----------
99.1          Press Release issued July 22, 2004.


ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 22, 2004 the Company issued a press release announcing its financial results for the second quarter and year to date period ended June 30, 2004. A copy of the release is furnished as Exhibit 99.01 to this Current Report on Form 8-K. The Registrant has posted this Current Report on Form 8-K on its internet website at www.laureate-inc.com.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LAUREATE EDUCATION, INC.



                                       /s/Sean R. Creamer
                                       ---------------------------------------
                                       Name: Sean R. Creamer
                                       Title:  Senior Vice President and
                                              Chief Financial Officer

Date:  July 22, 2004

Exhibit Index

Exhibit       Description
-------       -----------
99.1          Press Release issued July 22, 2004.